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                                                                    Exhibit 23.1





                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration No. 33-95604 of American Homestar Corporation on Form S-8 of our report dated June 20, 1996, appearing in this Report on Form 8-K dated September 24, 1996.


DELOITTE & TOUCHE

Portland, Oregon
December 4, 1996